SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

March 23, 2004

(Date of earliest event reported)

CONNETICS CORPORATION

(Exact name of Registrant as specified in its charter)

Delaware	0-27406	94-3173928

(State or Other	(Commission File	(IRS Employer Identification
Jurisdiction of	No.)	No.)
Incorporation)

3290 West Bayshore Road, Palo Alto, California 94303
(Address of principal executive offices, including zip code)

(650) 843-2800
(Registrant’s telephone number, including area code)

1

Item 5. Other Events.

     On March 23, 2004, Connetics Corporation announced the positive outcome of its Phase III clinical trials evaluating Velac® in the topical treatment of acne vulgaris. Velac is a first-in-class, once-a-day treatment combination of 1% clindamycin and 0.025% tretinoin in an aqueous gel.

     A copy of the press release announcing this event is attached to this Report as Exhibit 99.1 and is incorporated into this report by this reference.

Item 7. Financial Statements and Exhibits.

     (c) Exhibits.

99.1	Press Release dated March 23, 2004.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONNETICS CORPORATION
By:	/s/ Katrina J. Church

Katrina J. Church Executive Vice President, General Counsel and Secretary

Date: March 24, 2004

EXHIBIT INDEX

Exhibit
Number	Description
99.1	Press Release dated March 23, 2004